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                                                                    Exhibit 10.4


                                                                EXHIBIT I TO THE
                                                                CREDIT AGREEMENT

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

                            Dated as of February 4, 1998

                                      From

                THE PERSONS LISTED ON THE SIGNATURE PAGES HEREOF,

                                   as Grantors

                                       to

                      NATIONSCREDIT COMMERCIAL CORPORATION,

                               as Collateral Agent
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                                TABLE OF CONTENTS

Section                                                                   Page
-------                                                                   ----
1.    Grant of Security..................................................... 1

2.    Security for Obligations.............................................  3

3.    Grantors Remain Liable................................................ 3

4.    Representations and Warranties........................................ 4

5.    Further Assurances.....................................................6

6.    Transfers and Other Liens..............................................8

7.    Collateral Agent Appointed Attorney-in-Fact............................8

8.    Collateral Agent May Perform...........................................9

9.    The Collateral Agent's Duties......................................... 9

10.   Remedies.............................................................. 9

11.   Indemnity and Expenses............................................... 11

12.   Amendments; Waivers; Etc............................................. 11

13.   Addresses for Notices................................................ 12

14.   Continuing Security Interest; Assignments............................ 12

15.   Release and Termination.............................................. 13

16.   Security Interest Absolute............................................13

17.   Execution in Counterparts.............................................14

18.   Governing Law........................................................ 14
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SCHEDULES

Schedule I        -     Patents and Patent Applications
Schedule II       -     Trademark Registrations and Applications
Schedule III      -     Copyright Registrations and Applications
Schedule IV       -     Licenses
Schedule V        -     Third Party Claims/Pending Litigation/Unauthorized Uses

EXHIBITS

Exhibit A   -     Form of Intellectual Property Security Agreement Supplement
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             INTELLECTUAL PROPERTY SECURITY AGREEMENT

             INTELLECTUAL PROPERTY SECURITY AGREEMENT dated as of February 4, 1998, made by the Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 12(b)) (such Persons so listed and the Additional Grantors being, collectively, the "Grantors") to NationsCredit Commercial Corporation ("NationsCredit"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined in the Credit Agreement referred to below).

            PRELIMINARY STATEMENTS.

            (1) APC Holding, Inc., a Delaware corporation (the "Borrower"), has entered into a Credit Agreement dated as of February 4, 1998 (said Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement") with certain Lender Parties party thereto, the Collateral Agent and NationsBridge, L.L.C. ("NationsBridge"), as administrative agent. Capitalized terms used herein and not otherwise defined are used herein as defined in the Credit Agreement.

            (2) It is a condition precedent to the making of Advances and the issuance of Letters of Credit by the Lender Parties under the Credit Agreement and the entry by the Hedge Banks into the Bank Hedge Agreements, if any, with the Borrower from time to time that each Grantor shall have assigned and granted the security interest contemplated by this Agreement.

            (3) Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

            (4) Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. Uniform Commercial Code") are used in this Agreement as such terms are defined in such Article 8 or 9.

            NOW, THEREFORE, in consideration of the premises and in order to induce the Lender Parties to make Advances and to issue Letters of Credit under the Credit Agreement and to induce the Hedge Banks to enter into Bank Hedge Agreements, if any, with the Borrower from time to time, each Grantor hereby agrees with the Collateral Agent for the ratable benefit of the Secured Parties as follows:

            SECTION 1. Grant of Security. Each Grantor hereby assigns and grants to the Collateral Agent for the ratable benefit of the Secured Parties a security interest in all of such Grantor's right, title and interest in and to the following, whether now owned or hereafter acquired by such Grantor and whether now or hereafter existing (collectively, the "Intellectual Property Collateral"):
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            (a) all patents, patent applications and patentable inventions, including, without limitation, each patent and patent application identified in Schedule I attached hereto and made a part hereof, and including without limitation (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past and future infringements thereof), and (iv) all rights corresponding thereto throughout the world and all reissues, divisions, continuations, continuations-in-part, provisionals, substitutes, renewals, and extensions thereof, all improvements thereon and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Patents");

            (b) all trademarks, service marks, trade names, trade dress or other indicia of trade origin, trademark and service mark registrations, and applications for trademark or service mark registrations and any renewals thereof, including, without limitation, each registration and application identified in Schedule II attached hereto and made a part hereof, and including without limitation (i) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (ii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iii) all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, each such trademark, service mark, trade name, trade dress or other indicia of trade origin (the "Trademarks");

            (c) all copyrights, whether statutory or common law, and whether or not the underlying works of authorship have been published, and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, and all copyright registrations and copyright applications, and any renewals or extensions thereof, including, without limitation, each copyright registration and copyright application, if any, identified in Schedule III attached hereto and made a part hereof, and including, without limitation, (i) the right to print, publish and distribute any of the foregoing, (ii) the right to sue or otherwise recover for any and all past, present and future infringements and misappropriations thereof, (iii) all income, royalties, damages and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages and payments for past or future infringements thereof), and (iv) all rights corresponding thereto throughout the


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      world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the "Copyrights");

            (d) all license agreements with any other person in connection with any of the Patents, Trademarks or Copyrights, or such other person's patents, trade names, trademarks, service marks or copyrights, whether such Grantor is a licensor or licensee under any such license agreement, including, without limitation, the license agreements listed on Schedule IV attached hereto and made a part hereof, subject, in each case, to the terms of such license agreements, including, without limitation, terms requiring consent to a grant of a security interest, and any right to prepare for sale, sell and advertise for sale, all Inventory (as defined in the Security Agreement) now or hereafter owned by such Grantor and now or hereafter covered by such licenses (the "Licenses"); and

            (e) all proceeds of any and all of the foregoing Intellectual Property Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) - (d) of this
      Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Intellectual Property Collateral, and (ii) cash.

            SECTION 2. Security for Obligations. This Agreement secures, in the case of each Grantor, the payment of all of the Obligations of such Grantor now or hereafter existing under the Loan Documents, whether direct or indirect, absolute or contingent, including any extensions, modifications, substitutions, amendments or renewals thereof, whether for principal (including reimbursement for amounts drawn under Letters of Credit), interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise (all such Obligations secured hereby being the "Secured Obligations"). Without limiting the generality of the foregoing, this Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations of such Grantor and that would be owed by any Loan Party to the Secured Parties under the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Loan Party.

            SECTION 3. Grantors Remain Liable. Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Intellectual Property Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Intellectual Property Collateral, and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Intellectual Property Collateral by reason of this Agreement or any other Loan Document, nor shall any Secured


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Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

            SECTION 4. Representations and Warranties. Each Grantor represents and warrants as to itself and its Intellectual Property Collateral as follows:

            (a) Such Grantor is the legal and beneficial owner of the entire right, title and interest in and to the Intellectual Property Collateral of such Grantor free and clear of any Lien, claim, option or right of others, except for the liens and security interests created by this Agreement. No effective financing statement or other instrument similar in effect covering all or any part of such Intellectual Property Collateral or listing such Grantor or any of its Subsidiaries or any trade name of such Grantor or any of its Subsidiaries as debtor is on file in any recording office (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office), except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents.

            (b) Set forth in Schedule I opposite the name of such Grantor is a complete and accurate list of all patents and all patent applications owned by such Grantor. Set forth in Schedule II opposite the name of such Grantor is a complete and accurate list of all trademark and service mark registrations and all trademark and service mark applications owned by such Grantor. Set forth in Schedule III opposite the name of such Grantor is a complete and accurate list of all copyright registrations and copyright applications owned by such Grantor. Set forth in Schedule IV opposite the name of such Grantor is a complete and accurate list of all Licenses owned by such Grantor in which such Grantor is (i) a licensor with respect to any of the Patents, Trademarks or Copyrights, or (ii) a licensee of any other person's patents, trade names, trademarks, service marks or copyrights. Such Grantor has made all necessary filings and recordations to protect and maintain its interest in the patents, patent applications, trademark and service mark registrations, trademark and service mark applications, copyright registrations, copyright applications and Licenses set forth in Schedules I, II, III and IV.

            (c) Each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration and copyright application of such Grantor set forth in Schedules I, II and III is subsisting and has not been adjudged invalid, unregistrable or unenforceable, in whole or in part, and is valid, registrable and enforceable. Each License of such Grantor identified in
      Schedule IV is validly subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and is valid and enforceable. Such Grantor is not aware of any uses of any item of Intellectual Property Collateral which could be expected to lead to such item becoming invalid or unenforceable, including unauthorized uses by third parties and uses which were not supported by the goodwill of the business connected with such Intellectual Property Collateral.


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            (d) Such Grantor has not made a previous assignment, transfer or agreement constituting a present or future assignment, transfer or encumbrance of any of the Intellectual Property Collateral. Such Grantor has not granted any license (other than those listed on Schedule IV hereto), release, covenant not to sue, or non-assertion assurance to any person with respect to any part of the Intellectual Property Collateral.

            (e) Such Grantor has used proper statutory notice in connection with its use of each patent, each registered trademark and service mark and each copyright contained in Schedules I, II and III.

            (f) This Agreement creates in favor of the Collateral Agent for the benefit of the Secured Parties a valid and perfected first priority security interest in the Intellectual Property Collateral of such Grantor, securing the payment of the Secured Obligations of such Grantor, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

            (g) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person, except for the authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) to the Credit Agreement, all of which have been duly obtained, taken, given or made and are in full force and effect, is required (i) for the assignment and grant by such Grantor of the security interest assigned and granted hereby or for the execution, delivery or performance of this Agreement by such Grantor, (ii) for the perfection or maintenance of the security interest created hereunder (including the first priority nature of such security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code, and the filing and recordal of the Intellectual Property Security Agreement with the United States Patent and Trademark Office and the United States Copyright Office, which financing statements and Intellectual Property Security Agreement will have been duly filed within the time period specified therefor in Section 5.01(o) of the Credit Agreement or (iii) by or on behalf of any Loan Party for the exercise by the Collateral Agent of its rights provided for in this Agreement or the remedies in respect of the Intellectual Property Collateral pursuant to this Agreement.

            (h) Except for the Licenses set forth in Schedule IV, there are no claims that are likely to be made by any third party relating to any item of Intellectual Property Collateral.

            (i) No claim has been made and is continuing or threatened that any item of Intellectual Property Collateral is invalid or unenforceable or that the use by such Grantor of any Intellectual Property Collateral does or may violate the rights of any Person. There is currently no infringement or unauthorized use of any item of Intellectual Property Collateral.


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            (j) Such Grantor has taken all necessary steps to use consistent standards of quality in the manufacture, distribution and sale of all products sold and the provision of all services provided under or in connection with any of the Trademarks and has taken all reasonably necessary steps to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

            SECTION 5. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, and use its best efforts to cause to be executed and delivered, all further instruments and documents (including, without limitation, any consents, waivers or other action by any Subsidiary of such Grantor or any holder of common stock in, or director or officer of, such Subsidiary), and take all further action (including amending the Constitutive Documents of such Grantor or any Subsidiary of such Grantor), that the Collateral Agent believes may be necessary or desirable, or that the Collateral Agent may reasonably request, in order to perfect and protect any security interest assigned and granted or purported to be assigned and granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any part of the Intellectual Property Collateral. Without limiting the generality of the foregoing, each Grantor will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent may request, in order to perfect and preserve the security interest assigned and granted or purported to be assigned and granted hereunder.

            (b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Intellectual Property Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Intellectual Property Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            (c) Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Intellectual Property Collateral and such other reports in connection with the Intellectual Property Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

            (d) Each Grantor agrees that, should it obtain an ownership interest in any patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, other indicia of trade origin, trademark or service mark registration, trademark or service mark application, copyright, work of authorship, copyright registration, copyright application or license, which is not now a part of the Intellectual Property Collateral, (i) the provisions of Section 1 shall automatically apply thereto, (ii) any such patent, patent application, patentable invention, trademark, service mark, trade name, trade dress, indicia of trade origin, trademark or service mark registration or trademark or service mark

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application (together with the goodwill of the business connected with the use of same and symbolized by same), copyright, work of authorship, copyright registration, copyright application or license shall automatically become part of the Intellectual Property Collateral, and (iii) with respect to any ownership interest in any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or license that such Grantor should obtain, it shall give prompt written notice thereof to the Collateral Agent in accordance with Section 13 hereof. Each Grantor authorizes the Collateral Agent to modify this Agreement by amending Schedules I, II, III and IV (and will cooperate with the Collateral Agent in effecting any such amendment) to include any patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or license which becomes part of the Intellectual Property Collateral under this Section.

            (e) With respect to each patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application and License, such Grantor agrees to take all necessary steps, including, without limitation, in the United States Patent and Trademark Office, the United States Copyright Office or in any court, to (i) maintain each such patent, trademark or service mark registration, copyright registration and License of such Grantor, and (ii) pursue each such patent application, trademark or service mark application, and copyright application now or hereafter included in the Intellectual Property Collateral of such Grantor, including, without limitation, the filing of responses to office actions issued by the United States Patent and Trademark Office and the United States Copyright Office, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the United States Trademark Act, the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for re-issue, renewal or extensions, the payment of maintenance fees, and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. Each Grantor agrees to take corresponding steps with respect to each new or acquired patent, patent application, trademark or service mark registration, trademark or service mark application, copyright registration, copyright application or License to which it is now or later becomes entitled. Any expenses incurred in connection with such activities shall be borne by such Grantor. No Grantor shall, without the written consent of the Collateral Agent, discontinue use of or otherwise abandon any patent or patentable invention, trademark or service mark, or copyright identified in Schedules I, II and III, or abandon any right to file an application for letters patent, trademark or service mark registration, or copyright registration, or abandon any pending application for a letters patent, trademark or service mark registration, or copyright registration identified in Schedules I, II and III.

            (f) Each Grantor agrees to notify the Collateral Agent promptly and in writing if it learns (i) that any item of the Intellectual Property Collateral may be determined to have become abandoned or dedicated or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the United


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States Patent and Trademark Office or any court) regarding any item of the
Intellectual Property Collateral.

            (g) In the event that any Grantor becomes aware that any item of the Intellectual Property Collateral is infringed or misappropriated by a third party, such Grantor shall promptly notify the Collateral Agent and shall take such actions as such Grantor or the Collateral Agent deems reasonable and appropriate under the circumstances to protect such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation. Any expense incurred in connection with such activities shall be borne by such Grantor.

            (h) Each Grantor shall continue to use proper statutory notice in connection with its use of each of its patents, registered trademarks and service marks, and copyrights contained in Schedules I, II and III.

            (i) Each Grantor shall take all steps which it or the Collateral Agent deems reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

            SECTION 6. Transfers and Other Liens. Each Grantor agrees that it shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any item of the Intellectual Property Collateral of such Grantor (other than sales, assignments, options and other dispositions permitted under the terms of the Credit Agreement) or (ii) create or suffer to exist any Lien upon or with respect to any of the Intellectual Property Collateral of such Grantor, except for the Liens created under the Collateral Documents or permitted by the Credit Agreement.

            SECTION 7. Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent's discretion, to take, upon the occurrence and during the continuance of an Event of Default, any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

            (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Intellectual Property Collateral,


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            (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above, and

            (c) to file any claims or take any action or to institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any payments relating to any of the Intellectual Property Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any item of the Intellectual Property Collateral.

            SECTION 8. Collateral Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, but without any obligation to do so and without further notice, itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 11(b).

            SECTION 9. The Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its and the other Secured Parties' interest in the Intellectual Property Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody and reasonable care of the certificates of registration for any of the Trademarks and Copyrights, the letters patent for any of the Patents and any License in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Intellectual Property Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Intellectual Property Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the certificates of registration for any of the Trademarks and Copyrights, the letters patent for any of the Patents and any License in its possession if such certificates of registration, letters patent and licenses are accorded treatment substantially equal to that which it accords its own property. Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent reasonably deems it to be necessary, appoint one or more subagents (each a "Subagent") for the Collateral Agent hereunder with respect to all or any part of the Intellectual Property Collateral. In the event that the Collateral Agent so appoints any Subagent with respect to any Intellectual Property Collateral, (1) the security interest assigned and granted in such Intellectual Property Collateral by each Grantor hereunder shall be deemed for purposes of this Intellectual Property Security Agreement to have been made to such Subagent for the ratable benefit of the Lender Parties, as security for the Secured Obligations of such Grantor, (2) such Subagent shall automatically be vested with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Intellectual Property Collateral, and (3) the term "Collateral Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Intellectual Property Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Intellectual Property


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Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

            SECTION 10. Remedies. If any Event of Default shall have occurred and be continuing:

            (a) The Collateral Agent may exercise in respect of the Intellectual Property Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the N.Y. Uniform Commercial Code, whether or not the N.Y. Uniform Commercial Code applies to the affected Intellectual Property Collateral, and also may (i) require any Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the documents and things embodying all or any part of the Intellectual Property Collateral as directed by the Collateral Agent and make them available to the Collateral Agent at a place and time to be designated by the Collateral Agent which is reasonably convenient to both parties and
      (ii) without notice, except as specified below, sell the Intellectual Property Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. In the event of any sale, assignment, or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill of the business connected with and symbolized by any Trademarks subject to such disposition shall be included, and such Grantor shall supply to the Collateral Agent or its designee such Grantor's know-how and expertise, and documents and things embodying the same, relating to the manufacture, distribution, advertising and sale of products or the provision of services relating to any Intellectual Property Collateral subject to such disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of such products and services. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Intellectual Property Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (b) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Intellectual Property Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 11) in whole or in part by the Collateral Agent in accordance with clause (d) below or as otherwise permitted or required by the Credit Agreement. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all of the Secured Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

            (c) All payments received by any Grantor under or in respect of the Intellectual Property Collateral shall be received in trust for the benefit of the Collateral Agent and the other Secured Parties, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

            (d) Any cash or cash proceeds referred to in Section 10(b) and any other proceeds of any Intellectual Property Collateral to be applied by the Collateral Agent to the Secured Obligations shall be applied on the following order of priority:

                  (i) first, to payment of any amounts payable to the Collateral
            Agent pursuant to Section 11,

                  (ii) second, ratably to (A) the Term A Facility and to the installments thereof in inverse order of maturity and (B) the Revolving Credit Facility as set forth in Section 2.06(b)(ii) of the Credit Agreement,

                  (iii) third, to the Term B Facility and to the installments thereof in inverse order of maturity, and

                  (iv) fourth, ratably to all other Secured Obligations.

            SECTION 11. Indemnity and Expenses. (a) Each Grantor agrees to defend, protect, indemnify and hold harmless each Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from such Secured Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

            (b) Each Grantor will upon demand pay to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Intellectual Property Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Collateral Agent or any other Secured Party against such Grantor, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

            SECTION 12. Amendments; Waivers; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

            (b) Upon the execution and delivery by any Person of a supplement to this Agreement in substantially the form of Exhibit A hereto (each an "Intellectual Property Security Agreement Supplement"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor, and each reference in this Agreement to a "Grantor" shall also mean and be a reference to such Additional Grantor, (ii) the annexes attached to each Intellectual Property Security Agreement Supplement shall be incorporated into and become a part of and supplement the Schedules I, II, III, IV and V hereto, and the Collateral Agent may attach such annexes as supplements to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant hereto.

            SECTION 13. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and, if to any Grantor, mailed, telecopied, telegraphed, telexed or delivered to it, addressed to it at the address listed for such Grantor on the signature pages hereof, and if to the Collateral Agent, mailed, telecopied, telegraphed, telexed or delivered to it, addressed to it at the address of the Collateral Agent specified in the Credit Agreement, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed, telecopied, telegraphed or telexed, respectively, be effective when deposited in the mails, transmitted by telecopier, delivered to the telegraph company or confirmed by telex answerback, respectively. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Supplement or Schedule hereto shall be effective as delivery of a manually executed counterpart thereof.

            SECTION 14. Continuing Security Interest; Assignments. This Agreement shall create a continuing security interest in the Intellectual Property Collateral and shall (a) remain in full force and effect until the latest of the cash payment in full of the Secured Obligations, the Termination Date and the termination or expiration of all Bank Hedge Agreements, if any, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement

(including, without limitation, all or any portion of its Commitments, the Advances owing to it and the Note or Notes held by it) to any other Person and such other Person shall thereupon become vested with all the benefits in respect thereof assigned and granted to such Lender Party herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement. No Grantor shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Secured Parties.

            SECTION 15. Release and Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Intellectual Property Collateral in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Collateral Agent will, at any Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Intellectual Property Collateral from the security interest assigned and granted hereby; provided, however, that (i) at the time of such request and such release no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Collateral Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Intellectual Property Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a form of release for execution by the Collateral Agent and a certification by such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Collateral Agent may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section 2.06(b) of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Collateral Agent at the closing.

            (b) Upon the latest of the cash payment in full of the Secured Obligations, the Termination Date and the termination or expiration of all Letters of Credit and all Bank Hedge Agreements, if any, the security interest assigned and granted hereby shall terminate and all rights to the Intellectual Property Collateral shall revert to the appropriate Grantor. Upon any such termination, the Collateral Agent will, at the appropriate Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

            SECTION 16. Security Interest Absolute. The Obligations of each Grantor hereunder are independent of the Obligations of any other Loan Party under the Loan Documents, and a separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Loan Party or whether any other Loan Party is joined in any such action or actions. All rights of the Collateral Agent and the security interests hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of, and each Grantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the circumstances described in the Guaranties or any other circumstance that might constitute a discharge available to, or a discharge of, the Borrower or any Guarantor.

            This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by any Secured Party or by any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

            SECTION 17. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular item of the Intellectual Property Collateral are governed by the laws of a jurisdiction other than the State of New York.

            IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              APC HOLDING, INC.


                              By: /s/ Ariel Gratch
                                 _____________________________________
                                 Title: Vice Chairman

                              Address of Chief Executive Office:

                              Attention: _______________

                              AFA HOLDINGS CO.

                              By: /s/ Ariel Gratch
                                 _____________________________________
                                 Title: Vice Chairman

                              Address of Chief Executive Office:

                              Attention: _______________

                              AFA PRODUCTS, INC.


                              By: /s/ Ariel Gratch
                                 _____________________________________
                                 Title: Vice Chairman

                              Address of Chief Executive Office:

                              Attention:

                              CONTINENTAL ACQUISITION CORP.


                              By: /s/ Ariel Gratch
                                 _____________________________________
                                 Title: Vice Chairman

                              Address of Chief Executive Office:

                              Attention:

Agreed and consented to as of
the date first above written:

NATIONSCREDIT COMMERCIAL CORPORATION


By: /s/ Alan J. Pagnotta
    _____________________________
    Title: Vice President

STATE OF                      )
                              ) ss.:
COUNTY OF                     )

            On the ____ day of February, 1998, before me personally came ______________ to me known, who, being by me duly sworn, did depose and say he resides at
______________________________________________________________________ and that he is the ____________ of APC HOLDING, INC., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.

            ________________________
                 Notary Public

[Notarial Seal]

STATE OF                      )
                              ) ss.:
COUNTY OF                     )

            On the ____ day of February, 1998, before me personally came ______________ to me known, who, being by me duly sworn, did depose and say he resides at
______________________________________________________________________ and that he is the ____________ of AFA HOLDINGS CO., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.

            ________________________
                 Notary Public

[Notarial Seal]

STATE OF                      )
                              ) ss.:
COUNTY OF                     )

            On the ____ day of February, 1998, before me personally came ______________ to me known, who, being by me duly sworn, did depose and say he resides at
______________________________________________________________________ and that he is the ____________ of AFA PRODUCTS, INC., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.

            ________________________
                 Notary Public

[Notarial Seal]

STATE OF                      )
                              ) ss.:
COUNTY OF                     )

            On the ____ day of February, 1998, before me personally came ______________ to me known, who, being by me duly sworn, did depose and say he resides at
______________________________________________________________________ and that he is the ____________ of CONTINENTAL ACQUISITION CORP., the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.

            ________________________
                 Notary Public

[Notarial Seal]

STATE OF NEW YORK             )
                              ) ss.:
COUNTY OF NEW YORK      )

            On the ____ day of February, 1998, before me personally came ___________________________________________ to me known, who, being by me duly sworn, did depose and say he resides at
_________________________________________
____________________________________________________________ and that he is the
_______________________ of NATIONSCREDIT COMMERCIAL CORPORATION, the corporation described in and which executed the above instrument; that he has been authorized to execute said instrument on behalf of said corporation; and that he signed said instrument on behalf of said corporation pursuant to said authority.

            ________________________
                 Notary Public

[Notarial Seal]

                                   SCHEDULE I
                                       to
                    Intellectual Property Security Agreement

                         Patents and Patent Applications

                                   SCHEDULE II
                                       to
                    Intellectual Property Security Agreement

                    Trademark Registrations and Applications

                                  SCHEDULE III
                                       to
                    Intellectual Property Security Agreement

                    Copyright Registrations and Applications

                                  SCHEDULE IV
                                      to
                   Intellectual Property Security Agreement

                                   Licenses

                                   SCHEDULE V
                                       to
                    Intellectual Property Security Agreement

             Third Party Claims/Pending Litigation/Unauthorized Uses

                                                                       EXHIBIT A
                     FORM OF INTELLECTUAL PROPERTY SECURITY AGREEMENT SUPPLEMENT

NationsCredit Commercial Corporation, as Collateral Agent under the Credit Agreement referred to below
      [Address]

                                          [Date]

Attention: _______________________

     Intellectual Property Security Agreement dated as of February __, 1998 made by APC Holding, Inc. and the other Grantors parties thereto to NationsCredit Commercial Corporation, as Collateral Agent

Ladies and Gentlemen:

            Reference is made to the above-captioned Intellectual Property Security Agreement (such Intellectual Property Security Agreement, as in effect on the date hereof and as it may hereafter be amended, modified or otherwise supplemented from time to time, being the "Intellectual Property Security Agreement"). The terms defined in the Intellectual Property Security Agreement (or in the Credit Agreement referred to therein) and not otherwise defined herein are used herein as therein defined.

            The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Intellectual Property Security Agreement as if it were an original party thereto and agrees that each reference in the Intellectual Property Security Agreement to "Grantor" shall also mean and be a reference to the undersigned.

            The undersigned hereby assigns and grants to the Collateral Agent for the ratable benefit of the Secured Parties as security for the Secured Obligations a lien on and security interest in, all of the right, title and interest of the undersigned, whether now owned or hereafter acquired, in and to all of the Intellectual Property Collateral owned by the undersigned, whether now or hereafter existing, including, but not limited to, the property listed on the Annexes hereto. Schedules I, II, III, IV and V to the Intellectual Property Security Agreement are hereby supplemented by Annexes I, II, III, IV and V hereto, respectively. The undersigned hereby certifies that such Annexes have been prepared by the undersigned in substantially the same form of Schedules I, II, III, IV and V to the Intellectual Property Security Agreement and are accurate and complete as of the date hereof.

            The undersigned hereby makes each representation and warranty set forth in Section 4 of the Intellectual Property Security Agreement (as supplemented by the attached Annexes) to the same extent as each other Grantor and hereby agrees to by bound as a Grantor by all of the terms and provisions of the Intellectual Property Security Agreement to the same extent as each other Grantor.

            This Intellectual Property Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                Very truly yours,

                                [NAME OF ADDITIONAL GRANTOR]

                                By ________________________________
                                     Title:

                                Address of Chief Executive Office and for
                                Notices:
                                [Address]